Welcome to R&D Day June 11, 2025

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(“NewAmsterdam” or the “Company”) regarding estimates and forecasts of financial and performance metrics and projections of market opportunity; the Company's business and strategic plans; expectations and timing related to the success, cost and timing of product development activities, including timing of initiation, completion and data readouts for clinical trials and the potential approval of the Company’s product candidate; the timing for enrolling patients; the timing and forums for announcing data; the size and growth potential of the markets for the Company’s product candidate; the Company's ability to achieve the broad degree of physician adoption and use and market acceptance necessary for commercial success; the therapeutic and curative potential of the Company’s product candidate; financing and other business milestones; the Company’s expected cash runway; and the Company’s plans for commercialization. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; risks related to the approval of NewAmsterdam’s product candidate and the timing of expected regulatory and business milestones; whether topline, initial or preliminary results from a particular clinical trial will be predictive of the final results of that trial and whether results of early clinical trials will be indicative of the results of later clinical trials; the potential for varying interpretations of the Alzheimer's disease sub-study results and the results of other trials; the potential for varying interpretations relating to the potential drivers of observed MACE reduction; ability to negotiate definitive contractual arrangements with potential customers; the impact of competitive product candidates; ability to obtain sufficient supply of materials; global economic and political conditions, including the Russia-Ukraine conflict, and the war in Israel; the effects of competition on NewAmsterdam’s future business; and those factors discussed in documents filed by the Company with the SEC. Additional risks related to NewAmsterdam’s business include, but are not limited to: uncertainty regarding outcomes of the company’s ongoing clinical trials, particularly as they relate to regulatory review and potential approval for its product candidate; risks associated with the Company’s efforts to commercialize a product candidate; the Company’s ability to negotiate and enter into definitive agreements on favorable terms, if at all; the impact of competing product candidates on the Company’s business; intellectual property-related claims; the Company’s ability to attract and retain qualified personnel; and the Company’s ability to continue to source the raw materials for its product candidate, together with the risks described in the Company’s filings made with the U.S. Securities and Exchange Commission from time to time. If any of these risks materialize or NewAmsterdam’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that are presently unknown by the Company or that NewAmsterdam currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect NewAmsterdam’s expectations, plans, or forecasts of future events and views as of the date of this Presentation and are qualiﬁed in their entirety by reference to the cautionary statements herein. NewAmsterdam anticipates that subsequent events and developments will cause the Company’s assessments to change. These forward-looking statements should not be relied upon as representing NewAmsterdam’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither NewAmsterdam nor any of its affiliates undertakes any obligation to update these forward-looking statements, except as required by law. Market Data Certain information contained in this Presentation relates to or is based on third-party studies, publications, data, surveys and NewAmsterdam’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while NewAmsterdam believes its internal research is reliable, such research has not been verified by any independent source and NewAmsterdam cannot guarantee and makes no representation or warranty, express or implied, as to its accuracy and completeness. Trademarks This Presentation contains trademarks, service marks, trade names, and copyrights of NewAmsterdam and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade name or products in this Presentation is not intended to, and does not imply, a relationship with NewAmsterdam or an endorsement or sponsorship by or of NewAmsterdam. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the TM or SM symbols, but such references are not intended to indicate, in any way, that NewAmsterdam will not assert, to the fullest extent permitted under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Today's Agenda

Date: June 11, 2025

Corporate Update: Michael Davidson, MD, CEO, NewAmsterdam
- Alzheimer's Update
- PREVAIL Update
- Why is PREVAIL Derisked

Science Update: John Kastelein, MD, PhD, FESC, CSO, NewAmsterdam
- What we saw in BROADWAY (Subgroup Analysis)
- Pooled/Updated MACE data
- Particles Driving MACE
- Lp(a) Driving MACE
- Diabetes

Commercial Update: BJ Jones, CCO, NewAmsterdam
- Market Opportunity
- Differentiated Product
- HCP Preference
- Commercial Launch

Closing: Michael Davidson, MD, CEO, NewAmsterdam

Q&A

NewAmsterdam Pharma R&DDAY

Previous 18 Months Were a Time of Groundwork, Goals and Growth

Completed and announced results for BROOKLYN, BROADWAY, and TANDEM Phase 3 studies

Building world-class commercial and MSL functions

Doubled in size (~100) with new hires and offices in Amsterdam, NL, Miami, FL, and Philadelphia metro area

Secured funding to support US Commercial launch, if approved, with cash at 1Q25 of ~$810M

2024

- Composition of matter IP Granted
- Announced topline results for BROOKLYN Phase 3 trial
- Announced topline results for TANDEM Phase 3 trial
- Announced topline results for BROADWAY Phase 3 trial

1H 2025

- Published BROADWAY in NEJM
- Published TANDEM in The Lancet
- Announced Alzheimer's topline

2H 2025

- Full AD data to be presented at AAIC
- EMA submission
- Completion of VINCENT Phase 2 trial

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NewAmsterdam Pharma R&DDAY

Obicetrapib Observed to Impact Multiple Factors Associated with Cardiometabolic Disease Note: NODM = New onset diabetes mellitus Lp(a) ↓ LDL-P ↓ Small LDL-P ↓ NODM ↓ HDL-C ↑ ApoA1 ↑ LDL-C ↓ Non-HDL-C ↓ ApoB ↓ sdLDL-C ↓ Obicetrapib

Alzheimer’s Update

CETPi Bears Therapeutic Potential for Both Multi-infarct Dementia and Alzheimer’s Disease Alzheimer's disease Healthy brain Alzheimer’s disease results in the generalized degeneration of the brain, with over 50M people affected WW and an economic burden of >$1 trillion (2) There is emerging evidence of a vascular component in multi-infarct dementia, implying that LDL-lowering would help reduce atherosclerosis in the brain (1) Multi-infarct dementia (ischemic stroke) Cortical shrinking Enlarged ventricles Shrinking of hippocampus Post-stroke necrosis Source: 1. M Kivipelto et al, Stroke, 2022: 53(2) 2. Alzheimer’s Disease International.

+ Elevated Cholesterol Levels in the Brain Precede Formation of Amyloid-Beta (Aβ) Plaques During early development, oligodendrocytes synthesize large quantities of cholesterol for myelination In adults, when myelination is complete, glial cells and, to a lesser extent, neurons account for the steady-state production of cholesterol The brain uses a unique mechanism for cholesterol recycling and redistribution Involves an ApoE-mediated lipoprotein pathway unique to the CNS whereby cholesterol is turned over Excess oxysterols are ultimately delivered to the liver for secretion into the bile Cholesterol itself does not exit the brain but instead is converted to a metabolite, 24S-hydroxycholesterol 24S-hydroxycholesterol is a proxy for excess cholesterol that will be measured in our phase 2a clinical trial 20% cholesterol APOE, apolipoprotein E; CNS, central nervous system. Mahley RW. Arterioscler Thromb Vasc Biol. 2016;36(7):1305-1315. Amyloid precursor is cleaved, releasing Aβ peptide Aβ peptide leaves membrane and aggregates Aβ plaque is formed Aβ peptide Cholesterol Cell membrane Aβ plaque formation inside AD brain cells The brain is the most cholesterol-rich organ; it contains only 2% body mass but has 20% of the body’s cholesterol

Amyloid Beta (Aβ) and Tau Proteins Play Significant Roles in the Development and Progression of Alzheimer's Disease Amyloid (Aβ) plaques in cerebral spinal fluid Neurofibrillary tangles inside neurons Diseased neuron Disintegrating microtubules Tau particles (pTau; e.g., pTau 217, pTau 181) These significant issues in AD are caused by cholesterol dysregulation Oxidative stress Bioenergetic issues Myelination issues Inflammation issues Aβ plaques formation Neurofibrillary tangle formation BBB integrity Amyloid precursor is cleaved, releasing Aβ peptide Aβ peptide leaves membrane and aggregates Aβ plaque is formed Aβ peptide Cholesterol Cell membrane Cholesterol in membranes facilitates aggregation of Aβ peptides into amyloid plaques; improved clearance of cholesterol, therefore, may preempt progression of AD Aβ, amyloid β; AD, Alzheimer’s disease; BBB, blood brain barrier. Aβ plaque formation inside AD brain cells AD is characterized by:

ApoE4 is a Risk Factor for Both CVD and Alzheimer's Disease[1-5]

CVD	APOE4 carriers exhibit
	▲ Risk for CVD by 22-45%
	▲ LDL-C
	▼ HDL-C
	▲ ApoC
	▲ Lp(a)

APOE4



R158
receptor + binding
R112
R61
N-term
Lipid binding (VLDL)
C255
C-term

APOE4 carriers exhibit
▼ Cholesterol transport and clearance
▲ Lipid accumulation in brain
▲ Aβ aggregation
▲ Total Cholesterol
▼ HDL-C

Prevalence of APOE4 in AD



66%

Elevated risk is mediated by the profound effect of APOE4 on lipid metabolism

APOE2/E2	APOE2/E3	APOE3/E3
0.5%	**11%**	**61%**

% of population with this genotype

>25% of population at increased risk

APOE4/E2 = **2%**
APOE4/E3 = **24%**
APOE4/E4 = **2%**

ApoE4-induced cholesterol dysregulation has cell-specific effects in the brain that all contribute to AD pathogenesis

- Disruption of neuronal synaptic function
- Altered astrocytic glucose metabolism
- Promotion of microglial inflammatory responses
- Impaired oligodendrocyte remyelination



10

Aβ, amyloid β; AD, Alzheimer's disease; Apo, apolipoprotein; CVD, cardiovascular disese; HDL-C, high density lipoprotein cholesterol; LDL-C, low density lipoprotein cholesterol; Lp(a), lipoprotein(a).

1. Abondio P et al. *Genes (Basel).* 2019;10(3):222. 2. Feringa FM et al. *Front Aging Neurosci.* 2021;13:690372. 3. Hottman 2017. 4. Jeong W et al. *Mol Cells.* 2019;42(11):739-746. 5. Williams et al. BMC 2020.c

NewAmsterdam Pharma R&DDAY

ApoE4 is the Strongest Genetic Risk Factor for Sporadic AD,1 With a Close Link to Increased pTau 217 Levels P<0.0001 APOE 2/2 2/3 3/3 2/4 3/4 4/4 Age (years) 0.25 0.50 1.00 Plasma pTau217, pg/mL 0.75 80 55 60 65 70 75 85 Noncarrier Carrier APOE4 status AAD, Alzheimer’s disease; APOE, apolipoprotein E. 1. Reiman EM et al. Nat Commun. 2020;11(1):667. 2. Reiman EM et al. Nat Commun. 2020;11(supplementary information):667. 2. Longitudinal trajectory of plasma pTau217 in cognitively unimpaired subjects according to APOE4 status. Interaction plot derived from linear mixed models of plasma pTau217 in healthy controls. Estimates come from the interaction effects of the best model for plasma pTau217. Predicted plasma pTau217 values are shown on the y-axis. The x-axis represents age in years. Colored lines are regression lines of APOE 𝜀4 carriers (blue) and noncarriers (teal), and the shaded area represents 95% CI. Age-related longitudinal trajectory was higher in APOE 𝜀4 carriers. Each copy of ApoE4 is associated with increased risk for AD. Therapies are needed that can slow down or prevent disease progression, particularly in ApoE4 carriers1 Plasma pTau217 levels by age according ApoE4 status Increased risk of Alzheimer’s dementia for ApoE4 carriers and earlier in life1 65 Mean age in BROADWAY -1 SD +1 SD 65 Mean age in BROADWAY -1 SD +1 SD

Plasma pTau217 is a Strong Predictor of AD Pathology Specificity, % 0 20 100 Sensitivity, % 80 20 100 80 60 40 0 60 40 Plasma pTau217 (AUC=0.96) Plasma pTau181 (AUC=0.96) AD signature cortical thickness (AUC=0.78) Hippocampal volumes (AUC=0.74) Plasma NfL (AUC=0.50) pTau217 as a biomarker to assess AD progression Tangle density score 0 1 2 3 4 0 5 10 15 25 Plasma pTau217, pg/mL 20 15 5 6 7 8 9 10 11 12 13 14 AD Non-AD pTau217 correlates with PET tangle density Source: Palmqvistet al. JAMA.2020;324(8):772–781.

Recent News Further Validates pTau217 Levels Predict Presence of Amyloid Plaques in the Brain

Obicetrapib is a Potent CETP Inhibitor Currently Being Studied for its Potential to Delay or Prevent AD in ApoE4 Carriers


HDL
LDL
X
Obicetrapib

RATIONALE

Obicetrapib offers a mechanistically distinct approach that targets upstream lipid dysregulation vs downstream pathology

Unlike anti-amyloid therapies, obicetrapib addresses upstream lipid dysregulation, oxidation, and inflammation that may drive AD pathogenesis

Phase 3 studies have shown the lipid-modifying ability of obicetrapib in >3000 patients with a favorable safety profile

Key observations from a proof-of-concept study in 13 ApoE4 carriers with MCI and biomarker-proven AD:

- Significant reductions in plasma and CSF levels of 24S- and 27-hydroxycholeterol
- Increased levels of lipophilic antioxidants and carotenoids, in both plasma and CSF
- Stabilization of key AD biomarkers, suggesting potential disease-modifying effects

AD, Alzheimer's disease; APOE, apolipoprotein E; CETP, cholesteryl ester transfer protein; CSF, cerebrospinal fluid; HDL, high-density lipoprotein; LDL, low-density lipoprotein; MCI, mild cognitive impairment.
Davidson MH et al. 2025. Manuscript in preparation.

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NewAmsterdam Pharma R&DDAY

CETP Loss-of-Function (LoF) Genotype May be Associated with Slower Memory Decline and Lower AD Risk Source :JAMA, January 13, 2010—Vol 303, No. 2 2 LoF CETP genes 1 LoF CETP gene Normal CETP CETP’s potential involvement in CNS cholesterol homeostasis is supported by genomic data CETP LoF may be associated with lower CETP activity & a corresponding increase in HDL levels

+ HDL correlation - LDL correlation NOR score (%) p=0.015 r2=0.5837 p=0.0365 r2=-0.4042 Plasma HDL (mmol/L) 3 2 1 0 0 20 40 60 80 100 NOR score (%) 2.5 1.5 1.0 0 0 20 40 60 80 100 0.5 2.0 Plasma LDL (mmol/L) Control diet 1% cholesterol diet WT CETP CETP transgenic mice have lower plasma HDL-C levels and increased brain cholesterol levels1 1% cholesterol diet Control diet P<0.05 P<0.05 r2=0.5837 P=0.015 r2=-0.4042 P=0.0365 + HDL correlation - LDL correlation A separate study demonstrated that CETP inhibitors can  enter the brain4 Novel object discrimination ratio (%) 100 60 40 80 10 0 WT P=0.0376 50% Cognitive impairment CETP APP APP/CETP P=0.0435 Vehicle CETP inhibitor (Evacetrapib) Increased CETP demonstrates 22% increased brain cholesterol levels on high cholesterol diet CETP Knock-in Mice Have Increased Brain Cholesterol Levels and CETPi Observed to Rescue Cognition in Preclinical Models of CETP-induced AD1-3 CETP inhibition with evacetrapib led to cognitive improvement 2,3 Plasma Lipoproteins Were Correlated With NOR Score Positive correlation observed between NOR score and HDL quantification in CETP and APP/CETP-expressing female mice Negative correlation observed between NOR score and LDL quantification in CETP and APP/CETP-expressing female mice AD, Alzheimer’s disease; APP, amyloid precursor protein; CETP, cholesterol ester transfer protein; CETPi, CETP inhibitor; HDL, high-density lipoprotein; HDL-C, high-density lipoprotein cholesterol; LDL, low-density lipoprotein; NOR, novel object recognition; WT, wild-type. 1. Oestereich F et al. J Lipid Res. 2022;63(9):100260. 2. Phénix J et al. Alzheimer’s Dement. 2021;17(suppl3):e051134. 3. Phénix J et al. Poster presented at: Alzheimer’s Association International Conference; July 26-30, 2021; Denver, USA. 4. Phénix J et al. Front Pharmacol. 2023;14:1171937.

Safety FU Safety FU Obicetrapib on Top of Max Tolerated Lipid-Modifying Therapy: Alzheimer’s Biomarker Sub-study Placebo (n=800) Objective: To evaluate the effect of obicetrapib on biomarkers related to Alzheimer’s Disease compared to placebo over 12-months Visit: Days: 1 -28 to -1 6 270 2 1 4 84 3 30 Labs, PK Safety Labs, Safety Labs, PK Safety Eligibility: Labs, Safety 7 365 Labs, PK Safety Study design: Randomized, double-blind, placebo-controlled Main Inclusion Criteria: CV disease < 3 months HoFH Uncontrolled hypertension Main Exclusion Criteria: Biomarker Endpoints: p-tau217 (primary outcome measure) Ratio of Aβ42 to Aβ40 (Aβ42/Aβ40) GFAP NFL p-tau181 . Obicetrapib 10mg (n=1600) Patients (n=2400) HeFH and or ASCVD ≥ 18 years Baseline LDL-C: 98 mg/dL 5 180 Labs, PK Safety Baseline 8 +35 Vitals, conmeds, AEs assessed Endpoint Have a fasting serum LDL-C at Screening (Visit 1) as follows: Have a fasting serum LDL-C ≥ 55 mg/dL (≥ 1.4 mmol/L) to <100 mg/dL (<2.6 mmol/L) OR non-HDL-C ≥ 85 mg/dL (≥ 2.2 mmol/L) to <130 mg/dL (<3.4 mmol/L) with at least 1 risk enhancer OR Have a fasting serum LDL-C ≥ 100 mg/dL (≥ 2.6 mmol/L) OR non-HDL-C ≥ 130 mg/dL (≥ 3.4 mmol/L).

What’s Next for Obicetrapib and Alzheimer’s Disease? Full data to be presented as an oral presentation in a Developing Topics session At the 2025 Alzheimer’s Association International Conference “Today’s report from NewAmsterdam is incredibly promising and points to a future of powerful combination therapies that address the key aspects of the disease from a variety of angles, and the distinct possibility of effective prevention strategies.” “Reducing the progression of Alzheimer’s biomarkers suggests the potential to significantly alter the course of the disease, certainly in the studied population.” - Alzheimer’s Association

Obicetrapib Observed to Impact Multiple Factors Associated with Cardiometabolic Disease Note: NODM = New onset diabetes mellitus Lp(a) ↓ LDL-P ↓ Small LDL-P ↓ NODM ↓ HDL-C ↑ ApoA1 ↑ LDL-C ↓ Non-HDL-C ↓ ApoB ↓ sdLDL-C ↓ Obicetrapib

The Future of Hyperlipidemia Treatment Goes Beyond LDL-C


HDL-C ↑
ApoA1 ↑
ApoE4
LDL-P ↓
Small LDL-P ↓
LDL-C ↓
Non-HDL-C ↓
ApoB ↓
sdLDL-C ↓
Lp(a) ↓
NODM ↓
LDL-C+
Obicetrapib

Note: NODM = New onset diabetes mellitus

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NewAmsterdam Pharma R&DDAY

PREVAIL Update

BROADWAY and TANDEM Publications Outline Obicetrapib’s Potential Impact on LDL-C and Beyond “We already have other effective LDL-C and ApoB lowering non-statins, so I am particularly impressed with the impact on small LDL-P, Lp(a) and NODM which is unique to obicetrapib.” – Cardiologist, Massachusetts “Obicetrapib could be the future of LDL-C lowering and could potentially replace PCSK9i mAb given the beneficial effects demonstrated on other lipoproteins beyond just LDL-C and ApoB reduction.” – Cardiologist, Ohio “The magnitude of Lp(a) reduction in BROOKLYN, BROADWAY and TANDEM could get patients with very high Lp(a) levels into the ‘normal’ range.”  This is a huge advantage for obicetrapib that other existing LD-C lowering agents cannot achieve.” – Cardiologist, Pennsylvania “If the MACE benefit in PREVAIL follows the early MACE benefit shown in BROADWAY, there is no doubt obicetrapib could be positioned ahead of all other non-statins given the exceptional tolerability and oral route.” – Internal Medicine, Ohio

PREVAIL Designed to Apply Lessons Learned from Previous CVOTs to Reduce Risk and Demonstrate Obicetrapib’s Full Benefit Greater LDL-C lowering activity anticipated Targeting higher baseline LDL-C patients Higher absolute LDL-C reduction expected to lead to greater MACE benefit Longer duration of follow up Targeting higher-risk patient population Maximizes opportunity for MACE reduction Differentiated secondary endpoints Potentially enhanced commercial profile vs. other LDL-C lowering agents

BROADWAY Designed to be a Predictor of PREVAIL Key Inclusion Criteria 13-months Placebo Obicetrapib 10 mg (2:1 randomization) N = 2532 13-months 1º endpoint – week 12 Baseline Lipids Baseline Lipid Modifying Therapy Any statin: 91% High intensity statin: 65% Ezetimibe:  26% PCSK9i: 4% SGLT2i: 11% GLP-1: 6% Placebo Obicetrapib 10 mg (1:1 randomization) N = 9541 54-months LDL-C endpoint Source: Data on file Blinded mean Median Blinded mean Median LDL-C≥ 100 mg/dL Maximally tolerated lipid lowering therapy ASCVD or HeFH LDL-C ≥55 mg/dL w/risk factors, or Key Inclusion Criteria LDL-C≥ 100 mg/dL Maximally tolerated lipid lowering therapy ASCVD LDL-C ≥55 mg/dL w/risk factors, or Baseline Lipids Baseline Lipid Modifying Therapy Any statin: >90% High intensity statin: 70% Ezetimibe: 23% PCSK9i: 2% SGLT2i: 14% GLP-1: 6%

Similar Patient Demographics Between BROADWAY and PREVAIL Placebo N=844 Obicetrapib 10 mg N=1686 All N=9541 Mean Age (years) 65.3 65.4 65.0 <65 years 360 (42.7) 706 (41.9) 4266 (44.7) 65 to 74 years 352 (41.7) 683 (40.5) 3732 (39.1) 75+ years 132 (15.6) 297 (17.6) 1543 (16.2) Sex (F) n (%) 280 (33.2) 573 (34.0) 2952 (30.9) Region n (%) North America 313 (37.1) 591 (35.1) 3573 (37.4) Eastern Europe 282 (33.4) 580 (34.4) 2232 (23.4) Western Europe 104 (12.3) 213 (12.6) 2108 (22.1) Asia 145 (17.2) 302 (17.9) 1315 (13.8) Other1 -- -- 313 (3.3) Race n (%) White 647 (76.7) 1241 (73.6) 7986 (83.7) Asian 150 (17.8) 312 (18.5) 1044 (10.9) African American 39 (4.6) 112 (6.6) 397 (4.2) Other 8 (1.0) 21 (1.3) 114 (1.1) Source: Data on file | 1. South Africa and Australia

Similar Patient Demographics Between BROADWAY and PREVAIL (Cont’d) Placebo N=844 Obicetrapib 10 mg N=1686 All N=9541 Height (cm) 170.1 169.9 169.9 Weight (kg) 86.3 85.2 86.3 BMI (mean) 29.7 29.4 29.8 < 25 kg/m² 162 (19.2) 352 (20.9) 1573 (16.5) 25 - 30 kg/m² 334 (39.6) 657 (39.0) 3906 (40.9) > 30 kg/m² 346 (41.0) 676 (40.1) 4042 (42.4) Missing 20 (0.2) Diabetes n (%) 336 (39.8) 624 (37.0) 3607 (37.8) HeFH 143 (16.9) 284 (16.8) N/A Statin n (%) 782 (93.0) 1533 (91.0) High Intensity 581 (68.8) 1152 (68.3) 70% Low or Moderate Intensity 201 (23.8) 381 (22.6) 22% None 62 (7.3) 153 (9.1) 8% Ezetimibe n (%) 220 (26.1) 453 (26.9) 2150 (22.5) PCSK9i n (%) 33 (3.9) 62 (3.7) 187 (2.0) GLP1 n (%) 48 (5.7) 111 (6.6) 540 (5.7) SGLT2 n (%) 92 (10.9) 188 (11.2) 1360 (14.2) Source: Data on file

PREVAIL Selection of 4-Point MACE General concepts for using a composite endpoint for regulatory filing: Composite endpoints are used to aggregate events with a similar etiology in a way to increase the power of the study to be able to detect a statistically significant difference for the treatment under investigation. However, the composite endpoint must meet certain criteria: The individual components of the composite endpoint should host clinically meaningful endpoints for the disease under investigation (in this case, atherosclerotic disease) Individual components are expected to react similarly to the therapy under investigation, which means the expected relative risk reduction for each component is expected to be the same. The individual components of the 4-point MACE endpoint – CHD death, non-fatal MI, fatal and non-fatal ischemic stroke, coronary revascularization – have proven to consistently show similar relative risk reduction for each component in previously conducted LDL-C lowering trials irrespective of the MOA for the treatment under investigation 3-Point MACE (CHD death, non-fatal MI, coronary revascularization) Uncommon composite endpoint compared to previously conducted LDL-C lowering trials Regulatory agencies, including the FDA, will conduct an independent assessment for various composite CV endpoints which will include the composite of fatal and non-fatal stroke 4-Point MACE (CHD death, non-fatal MI, fatal and non-fatal ischemic stroke, coronary revascularization) Commonly accepted composite Provides greater power to detect a robust statistically significant difference for the number of patients included in PREVAIL as in comparison to 3-point MACE this composite will generate more CV events

Obicetrapib and Cardiovascular Events

Exploratory Endpoint: Major Adverse Cardiovascular Events (MACE) Placebo N = 844 Obicetrapib N= 1686 Hazard Ratio 95% CI All-cause mortality – no. (%) 12 (1.4) 19 (1.1) 0.83 (0.40-1.71) Coronary heart death – no. (%) 5 (0.6) 8 (0.5) 0.80 (0.26-2.44) First 4-point MACE – no. (%) 44 (5.2) 70 (4.2) 0.79 (0.54-1.15) 4-point MACE: CHD death, Non-fatal myocardial infarction, non-fatal stroke, coronary revascularization 1. MACE was evaluated in BROADWAY as an exploratory endpoint. There may be limitations on the interpretation of MACE data derived from both BROOKLYN and BROADWAY studies given they were not designed to assess MACE as the primary and secondary endpoints. Placebo N = 962 Obicetrapib N= 1920 Hazard Ratio 95% CI All-cause mortality – no. (%) 14 (1.5) 20 (1.0) 0.78 (0.39-1.58) Coronary heart death – no. (%) 7 (0.7) 9 (0.5) 0.63 (0.24-1.70) First 4-point MACE – no. (%) 49 (5.1) 75 (3.9) 0.75 (0.53-1.08) BROADWAY + BROOKLYN Pooled MACE Data (1) BROADWAY MACE Data(1)

Consistent Trend in MACE Across Multiple Components BROADWAY BROOKLYN Pooled Cardiovascular events – no. (%) Obicetrapib Placebo Obicetrapib Placebo Obicetrapib Placebo Death from CHD, nonfatal MI, stroke, or coronary revascularization 70 (4.2) 44 (5.2) 5 (2.1) 5 (4.2) 75 (3.9) 49 (5.1) Death from CHD 5 (0.3) 4 (0.5) 1 (0.4) 2 (1.7) 6 (0.4) 6 (0.6) Nonfatal MI 20 (1.2) 11 (1.3) 1 (0.4) 0 (0.0) 21 (1.1) 11 (1.1) Stroke 14 (0.8) 5 (0.6) 1 (0.4) 0 (0.0) 15 (0.7) 5 (0.5) Coronary revascularization 31 (1.8) 24 (2.8) 2 (0.9) 3 (2.5) 33 (1.7) 27 (2.8) Pooled MACE Components

Kaplan-Meier Curve Separates at Day 200 Driven by Attenuation of Events in the Obicetrapib Arm 4-point MACE: CHD death, Non-fatal myocardial infarction, non-fatal stroke, coronary revascularization Note: While not powered to detect a MACE benefit, we observed positive MACE data as part of our review of the exploratory endpoint. BROADWAY was not powered to measure MACE benefit and the MACE data presented below may not be predictive of the MACE data we observe in PREVAIL, which has been designed to measure MACE benefit. Kaplan Meier Curve Landmark Analysis: Censored at 6 months

Explaining BROADWAY’s Observed 21% MACE Reduction Based on the CTT line, the expectation for a 33% reduction in LDL-C from placebo would be a 9% MACE reduction, after 12 months The observed reduction was 21% after 12 months What is driving this greater than expected observed reduction? LDL-C Alone Additional Reduction 9% 12% Obicetrapib’s Observed MACE Reduction 21% Potential Drivers Observed MACE Source: Cholesterol Treatment Trialists Collaboration. Lancet. 2010 376:1670-81 Circulation. 2021;144:e564–e593 17065: Obicetrapib Lowers LDL-C in Patients Taking High Intensity Statins 1. PI Zetia table 7. refers to; Gagne, C et al. Am J Cardiol 2002. LDL-C measured only using Friedewald 2. PI Nexletol; study

Residual LDL Particle Risk

Small dense LDL particles are more likely to be trapped in arterial wall than larger-sized LDL particles High LDL-P levels typically signify that a patient has a higher proportion of small dense LDL particles vs. larger-sized LDL particles High LDL-P, Low LDL-C (n = 282) High LDL-P, High LDL-C (n = 1,251) Years of follow-up Event-free survival Low LDL-P confers a lower risk — even in patients with high LDL-C LDL-P Believed to be One of the Most Robust Predictors of Cardiovascular Risk LDL-P is observed to be a significantly better predictor of CV risk than LDL-C Even though all LDL particles contain only one ApoB protein, small dense LDL particles have less ApoB mass Low LDL-P, Low LDL-C (n = 1,249) Low LDL-P, High LDL-C (n = 284) Source: Cromwell WC, et al. Clin Lipidol. 2007 December 1; 1(6): 583–592 = Larger-sized LDL = Small dense LDL High LDL-P confers a higher risk — even in patients with low LDL-C LDL-P LDL-C

LDL Particles are a Strong Predictor of Risk Cole, TG et al. Association of Apolipoprotein B and Nuclear Magnetic Resonance Spectroscopy–Derived LDL Particle Number with Outcomes in 25 Clinical Studies: Assessment by the AACC Lipoprotein and Vascular Diseases Division Working Group on Best Practices; Clinical Chemistry 59:5 000–000 (2013)

Obicetrapib Preferentially Reduces Small LDL Particles Note: BROADWAY at Day 365, BROOKLYN at day 180, TANDEM at day 84. All percent reductions placebo adjusted Parameter Pooled (n=2538) BROADWAY (n=2041) BROOKLYN (n=239) TANDEM (n=182) Baseline LDL-P (nmol/L) 988.9 923.8 1224.9 1195.4 Baseline small LDL-P 662.2 647.4 680.8 792.2 Percent reduction LDL-P 40.1% 36.3% 52.5% 60.1% Percent reduction small LDL-P 100.6% 103.2% 102.4% 93.7%

Changes in LDL-P Associated with Increased Risk Study name Cromwell et al 2007 Otvos et al 2011 Otvos et al 2006 Lawler et al 2017 Fixed-Effects Model HR (95% CI) 0.75 1.50 2.00 A one standard deviation increase in LDL-P is associated with a 28% increase in cardiovascular events 1.00 1.75 Hsia et al 2008 n 3066 6814 1061 11984 404 events 431 319 364 296 202 Hsia et al 2008 304 152 1.25 Source: Quseda et al, Atherosclerosis 35 (2023) 165-177 weight 37.38% 25.18% 16.92% 12.70% 4.48% Risk [95% CI] 1.28 [1.17, 1.40] 1.35 [1.21, 1.51] 1.20 [1.05, 1.37] 1.19 [1.02, 1.39] 1.40 [1.08, 1.81] 3.34% 1.31 [0.97, 1.77] 100.00% 1.28 [1.21, 1.35]

As Particle Numbers Rise, Risk Increases *CDC Death + NFMI + Stroke + Coronary Revasc *CDC Death + NFMI + Stroke + Coronary Revasc Obicetrapib has greater benefit on smaller particles Cumulative incidence of MACE* in the placebo group by baseline total LDL-P, ITT population spline P=0.14 Cumulative incidence of MACE* in the placebo group by baseline Total LDL-P, ITT population spline P=0.14

LDL-P Contributors to MACE Source: Folse et al. Athero 2014, Quseda et al, Atherosclerosis 35 (2023) 165-177, Data on file Treatment of particles has been associated with a 6-8% additional MACE reduction in high-risk individuals above LDL-C alone Based on the observed LDL-P reduction in BROADWAY, we would estimate a 15% decrease in MACE events vs 9% for LDL-C alone We observed a HR of 0.84 based on LDL-P, again 7% greater than the 0.91 based on LDL-C alone The average of these three methods is an additional 6% reduction from LDL-P LDL-C Alone LDL Particles 9% 6% Obicetrapib’s Observed MACE Reduction 21% 6% Potential Drivers Observed MACE Additional Reduction Methods of Estimating MACE Reduction 1 2 3

Residual Lp(a) Risk

Lp(a) Concentrations Have Been Associated with Risk of ASCVD

Lp(a) percentile groups	Lp(a) levels
1st-50th	0-41 nmol/L
51st-70th	42-111 nmol/L
71st-90th	112-215 nmol/L
91st-100th	≥216 nmol/L



4000
3000
2000
1000
0
Blue shaded area (<65 nmol/L):
US Recommendation represents negligible risk for CVD and CAVS
Target obicetrapib patients (Lp(a) 50-150 nmol/L)
50-150 nmol/L
Red shaded area (> 150 nmol/L)
Inclusion criteria for HORIZON Study (pelacarsen; Novartis; ASO)
Green shaded area (> 175 nmol/L)
Inclusion criteria for Lilly (lepodisiran; siRNA)
Gray shaded area (> 200 nmol/L)
Inclusion criteria for Amgen (olpasiran; siRNA)
0
200
400
600
Lp(a), nmol/L

Even with high prevalence, there are currently no pharmacologic therapies approved for reducing Lp(a)

Lp(a) distribution in general population extrapolated from the graph

Prevalence	20%	10%	5%	1%	<0.1%
Lp(a) levels	60 mg/dL	90 mg/dL	116 mg/dL	180 mg/dL	245 mg/dL
Number (US)	64,000,000	32,000,000	16,000,000	3,200,000	320,000
Number (EU)	150,000,000	75,000,000	37,500,000	7,500,000	750,000
Globally	**1,400,000,000**	**700,000,000**	**350,000,000**	**70,000,000**	**7,000,000**

Estimated prevalence assumes **320 million in US**, **750 million in EU** and **7 billion globally**

Source: Berman et al JACC VOL. 83, NO. 9, 2024 Lp(a) and Baseline ASCVD Status FIGURE 5 The Association of Lp(a) With the Primary Composite Outcome Based on ASCVD Status ASCVD MARCH 5, 2024:873–886
Patel AP, et al. Arteriosclerosis, Thrombosis, Vascular Biology.2021;41:465
Note: Lp(a) is not yet considered a validated surrogate endpoint by the FDA.

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Increased Risk Begins at Lp(a) Levels as Low as 40 nmol/L Source: Berman, A, Biery, D, Besser, S. et al. Lipoprotein(a) and Major Adverse Cardiovascular Events in Patients With or Without Baseline Atherosclerotic Cardiovascular Disease. JACC. 2024 Mar, 83 (9) 873–886. Association of Lp(a) percentile group with the primary composite outcome, ASCVD patients A Composite endpoint of major adverse cardiovascular event for individuals with and without baseline ASCVD

Significant Risk for ASCVD Patients Between 50 nmol/L and 150 nmol/L


A
ASCVD
1.3
1.2
1.1
1
.9
HR (95%CI)
0
50
100
150
200
250
300
Lp(a) (nmol/L)
B
NO ASCVD
2.5
2
1.5
1
HR (95%CI)
0
50
100
150
200
250
300
Lp(a) (nmol/L)

Restricted cubic spine modeling the association of continuous lipoprotein(a) levels on the primary composite outcome (myocardial infarction, ischemic stroke, coronary revascularization, cardiovascular mortality) among individuals with a history of ASCVD (A) and among those without a history of ASCVD (B). Knots were set at 41nmol/L (50th percentile – reference), 111 nmol/L (70th percentile), and 215 nmol/L (90th percentile), and the splines are truncated at the 99th percentile (310 nmol/L). Abbreviations as in Figure 2.

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Source: Berman, A, Biery, D, Besser, S. et al. Lipoprotein(a) and Major Adverse Cardiovascular Events in Patients With or Without Baseline Atherosclerotic Cardiovascular Disease. JACC. 2024 Mar, 83 (9) 873–886.

NewAmsterdam Pharma R&DDAY

Lp(a) Reduction of 45% in Key Patient Population Parameter Pooled (n=2538) BROADWAY (n=2041) BROOKLYN (n=315) TANDEM (n=182) Baseline Lp(a) 42.7 (12.3, 171.4) 42.6 (12.2, 170.1) 45.0 (14.1, 178.5) 38.9 (11.2, 187.2) Percent change Lp(a) Baseline Lp(a) ≥50 nmol/L -22.5 (-25.7, -19.3) -21.4 (-24.9, -18.0) -29.2 (-39.8, -18.5) -24.8 (-38.0, -11.6) Baseline Lp(a) 50-<150 nmol/L -44.8 (-50.7, -38.9) -42.8 (-49.5, -36.1) -52.2 (-70.6, -33.7) -52.4 (-73.5, -31.3) Baseline Lp(a) ≥150 nmol/L -12.8 (-15.7, -9.9) -12.6 (-15.9, -9.3) -13.3 (-21.2, -5.3) -12.6 (-25.9, 0.6) Absolute change Lp(a) (nmol/L) Baseline Lp(a) ≥50 nmol/L -35.0 (-39.6, -30.3) -33.6 (-38.7, -28.4) -39.8 (-53.8, -25.8) -40.0 (-61.2, -18.7) Baseline Lp(a) 50-<150 nmol/L -37.4 (-42.0, -32.7) -35.8 (-40.9, -30.7) -43.5 (-60.4, -26.6) -43.4 (-63.4, -23.4) Baseline Lp(a) ≥150 nmol/L -33.1 (-41.0, -25.2) -31.7 (-40.7, -22.7) -37.3 (-21.2, -5.3) -35.2 (-76.0, 5.7) Source: Data on file

Pooled BROADWAY, BROOKLYN, and TANDEM effects on Lp(a) ≥50 nmol/L 50 to <150 nmol/L Baseline Lp(a) Level Median percent change Median change, nmol/L ≥50 nmol/L 50 to <150 nmol/L Baseline Lp(a) Level Percentage Lp(a) reduction Absolute Lp(a) Reduction

Mediation Analysis Predicts 26% of MACE Reduction from Lp(a) in BROADWAY Multivariate Mediation of OBI MACE Reduction A mediation analysis was performed to identify the proportion of the observed 21% reduction in cardiovascular events potentially attributable to Lp(a) Based on the analysis, we predict approximately 26% of the overall change in MACE could be explained by reduction in Lp(a) Mediation of MACE, % Source: Data on file

Lp(a) Contributors to MACE LDL-C Alone Lp(a) 9% 5% 21% 7% Based on observational studies a 100 nmol/L reduction in the Lp(a) should equate to a 22% MACE reduction In BROADWAY we see an ~35 nmol/L reduction, predicting 8% reduction in risk of MACE at two years or a 4% reduction at one year Mediation analysis predicts 5% contribution from Lp(a) Based on these two methods we estimate approximately 4-5% of absolute incremental benefit is attributable to Lp(a) Potential Drivers Observed MACE Additional Reduction Methods of Estimating MACE Reduction Obicetrapib’s Observed MACE Reduction 1 2 Source: Berman, A, Biery, D, Besser, S. et al. Lipoprotein(a) and Major Adverse Cardiovascular Events in Patients With or Without Baseline Atherosclerotic Cardiovascular Disease. JACC. 2024 Mar, 83 (9) 873–886; Data on file.

Cumulative Effect

The Future of Hyperlipidemia Treatment Goes Beyond LDL-C



LDL-P ↓
Small LDL-P ↓
LDL-C ↓
Non-HDL-C ↓
ApoB ↓
sdLDL-C ↓
ApoE4
Lp(a) ↓
HDL-C ↑
ApoA1 ↑
NODM ↓
LDL-C+
Obicetrapib

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Note: NODM = New onset diabetes mellitus

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Explaining BROADWAY's Observed 21% MACE Reduction

Methods of Estimating MACE Reduction

- Based on the CTT line, the expectation for a 33% reduction in LDL-C from placebo would be a 9% MACE reduction, after 12 months
- LDL-P potentially provides 6-7% additional MACE reduction, mainly driven by small LDL-P
- Lp(a) potentially provides an additional 5% MACE reduction
- These elements may not be additive as they are correlated to some extent. In this scenario, there is room for additional reduction to be driving incremental gains

Obicetrapib's Observed MACE Reduction


1%
Additional Reduction
5%
Lp(a)
6%
LDL-P
21%
9%
LDL-C Alone
Observed MACE
Potential Drivers

Note: Actual results may differ from hypothetical calculation.
Source: Cholesterol Treatment Trialists Collaboration; Folse et al. Athero 2014, Quseda et al, Atherosclerosis 35 (2023) 165-177;
Berman, A, Biery, D, Besser, S. et al. Lipoprotein(a) and Major Adverse Cardiovascular Events in Patients With or Without Baseline Atherosclerotic Cardiovascular Disease. JACC. 2024 Mar, 83 (9) 873–886;
Data on file
** MACE includes CHD death, myocardial infarction, ischemic stroke and coronary revascularization in adults.

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LDL-C Reduction Alone Supports 20% Estimated MACE Benefit in PREVAIL Note: Actual results may differ from hypothetical calculation. Assumes PREVAIL basline of 103 mg/dL LDL-C Source: Cholesterol Treatment Trialists Collaboration. Lancet. 2010 376:1670-81 Circulation. 2021;144:e564–e593 17065: Obicetrapib Lowers LDL-C in Patients Taking High Intensity Statins 1. PI Zetia table 7. refers to; Gagne, C et al. Am J Cardiol 2002. LDL-C measured only using Friedewald 2. PI Nexletol; study 2. refers to; Goldberg, A et al. JAMA 2019;322(18):1780-1788. LDL-C measured using Friedewald and direct assay for LDL-C <50 mg/dL. 3. multiple studies: Blom, D et al. N Engl J Med 2014; Kereiakes, D et al. Am Heart J 2015.; Ray, K. N Engl J Med 2020. (1) Represents estimated average baseline LDL to be enrolled, not entry criteria. ** MACE includes CHD death, myocardial infarction, ischemic stroke and coronary revascularization in adults. CVOT MACE Benefit PCSK9s (1) 15% Bempedoic Acid (2) 13% Ezetimibe (3) 7% LDL-C reduction placebo adjusted Estimated MACE Benefit 25.0% 15.3% 27.5% 16.9% 30.0% 18.4% 32.5% 19.9% 35.0% 21.5% 37.5% 23.0% 40.0% 24.5% 42.5% 26.1% 45.0% 27.6% 47.5% 29.2% 50.0% 30.7% MACE Reduction 0 10 20 30 40 50 60 70 LDL-C Mean absolute LDL-C reduction between groups (mg/dL)

Residual Diabetes Risk

CETP Inhibition Demonstrates Potential to Improve β Cell Function


CETP inhibitor

Blocking CETP increases HDL levels[2]

High HDL levels protect β cells by[1]:
- Combating cellular lipid accumulation
- Reducing ER stress
- Preventing apoptosis

High HDL levels also promote[1,3]:
- Insulin secretion from β cells
- Glucose uptake in peripheral tissues

High HDL/ApoA1 levels associated with less adipose tissue[4]


↓ Adipose tissue
↓ Plasma glucose
↑ Skeletal muscle glucose uptake by myocytes
Pancreas
β cell
ABCA1
ABCG1
Insulin production
↑ Insulin secretion
↓ ER stress
↓ β cell apoptosis

ABCA1, ATP-binding cassette transporter; ABCG1, ATP-binding cassette subfamily G member 1;ApoA1, apolipoprotein A1; CETP, cholesteryl ester transfer protein; ER, endoplasmic reticulum; HDL, high-density lipoprotein. 1. Siebel AL et al. Front Pharmacol. 2015;6:258. 2. Mabuchi H et al. Mol Cells. 2014;37(11):777-784. 3. Fryirs MA et al. Arterioscler Thromb Vasc Biol. 2010;30(8):1642-1648. 4. Therapeutic areas. NewAmsterdam Pharma. Accessed February 16, 2024. https://www.newamsterdampharma.com/therapeutic-areas

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Increases in HDL-C Reduce the Risk of Developing Type 2 Diabetes Dose-response relationship observed between HDL-C and the risk of new-onset diabetes Multivariate predictive models show robust negative correlation between HDL-C and risk of future T2DM incidence 25-year follow-up data also show that increased HDL-C correlates with diminished T2DM risk, suggesting that HDL-C levels may influence glucose metabolism HDL-C, high-density lipoprotein cholesterol; T2DM, type 2 diabetes mellitus. Cao X et al. Lipids Health Dis. 2021;20(1):71. Association between HDL-C levels and T2DM risk for baseline levels of HDL-C (mmol/L) Reduced risk of diabetes incidence with increased HDL-C levels

Statins Caused a Dose-dependent Increase in New Diagnosis of Type-2 Diabetes Irrespective of Age, Sex, BMI and Blood Sugar Levels Events (% per annum) Observed-expected Statin (n=9935) Placebo (n=9895) o-e Var (o-e) Rate ratio (CI) Favors statin Favors placebo High-intensity statin Diabetes-related adverse events 246 (0.9) 174 (0.7) 37.0 105.0 1.42 (99% CI 1.11-1.83) Diabetes determined from co-medication 198 (0.8) 159 (0.6) 20.1 89.2 1.25 (99% CI 0.95-1.64) Subtotal: diabetes-related adverse events and co-medications 297 (1.1) 229 (0.9) 35.1 131.5 1.31 (95% CI 1.10-1.55) Biochemically determined diabetes 1078 (4.1) 788 (3.0) 149.3 465.7 1.38 (99% CI 1.22-1.55) Any new-onset diabetes 1221 (4.8) 905 (3.5) 163.9 530.8 1.36 (95% CI 1.25-1.48) 1.0 1.25 0.8 0.6 1.50 2.00 Source: Cholesterol Treatment Trialists’ (CTT) Collaboration. Lancet Diabetes Endocrinol 2024 High-intensity statin regimen resulted in a 36% increased risk of new-onset diabetes

Obicetrapib 10 mg Reduced HbA1c Among Patients Without Diabetes and Demonstrated a Consistent Trend Toward Lower Risk of NoD in Patients with both Normoglycemia and Prediabetes at Baseline ~70% of patients were on high intensity statins Source: National Lipid Association Conference 2025 (data on file)

CETP Inhibition Has the Potential to Reverse Diabetes Risk, Potentially Ameliorating Key Concerns About High Dose Statins

This is consistent with the effects seen in other CETP trials that have shown 17% reduction in new onset diabetes (HR=0.83, CI 0.77-0.90)



Study name
ILLUMINATE
Dal-OUTCOMES
ACCELERATE
REVEAL
BROOKLYN + BROADWAY
Random-Effects Model
0.55
0.67
0.82
1
1.2
HR (95% CI)

In the pooled BROADWAY and BROOKLYN studies, we observed a 23% reduction in new onset diabetes
(HR=0.77, CI 0.57-1.04)

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Source: National Lipid Association Conference 2025 (data on file)

NewAmsterdam Pharma R&DDAY

T2D/Metabolic Syndrome Study - RUBENS

Objective: To evaluate the effect of obicetrapib and the FDC on LDL-C in patients with T2D / Met Syn

Study design: Randomized, double-blind, placebo-controlled

Main Inclusion Criteria:

- ≥ 18 years
- T2D / Metabolic Syndrome
- LDL ≥ 100 mg/dL
- TG ≥ 150 < 400 mg/dL
- Guideline recommended LLT

Main Exclusion Criteria:

- Clinical ASCVD
- HoFH
- Uncontrolled hypertension

Primary efficacy endpoint

- % LS mean change from BL to Day 84 in LDL-C for obicetrapib & FDC using Martin-Hopkins

Key secondary efficacy endpoint

- LDL-C Goal attainment
- Lp(a), LDL-P, sdLDL



Patients (n=300)
T2D / Met Syn
Guideline recommended LLT
Obi 10mg (n=100)
Safety FU
Obi 10 mg / EZE 10mg (n=100)
Safety FU
Placebo (n=100)
Safety FU
Visit: 1 2 3 4 8
Days: -28 to -1 1 30 84 +35
Eligibility:
Labs, PK Safety
Labs, PK Safety
Labs, PK Safety
Safety FU

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Commercial Update

Setting the Stage for Obicetrapib's Transformational Launch 1. Market Opportunity 2. Differentiated Product 3. HCP Preference 4. Commercial Launch

Setting the Stage for Obicetrapib's Transformational Launch 2. Differentiated Product 3. HCP Preference 4. Commercial Launch 1. Market Opportunity

Tailwinds are Making Lipid Lowering Space More Conducive to Commercial Success

Observations	Key Takeaways
1 We have seen LLT market growth each year for the last 5 years	Very large opportunity – even small amounts of penetration can result in significant financial success
2 Non-statin growth continues in the high double digits	Shift towards more aggressive treatment using alternatives / adding to statins
3 Guidelines* have shifted to recommend more intense intervention not only with statins, but with ezetimibe, PCSK9's and bempedoic acid	Governing bodies and KOL's are prioritizing the importance of treating to goal
4 Access to PCSK9's has been increasing, and utilization controls have been decreasing	Payers are willing to cover medications in LLT space if priced appropriately
5 Repatha® growth continues to accelerate 10 years post launch with +47% Rx growth in the last 12 months	Commercial success is being demonstrated and is accelerating

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1. Grundy SM, et al. J Am Coll Cardiol. 2019;73(24):3168-3209.
2. Lloyd-Jones DM, et al. J Am Coll Cardiol. 2022;80(14):1366-1418
3. 2025 ACC/AHA/ACEP/NAEMSP/SCAI Guideline for the Management of Patients With Acute Coronary Syndromes: A Report of the American College of Cardiology/American Heart Association Joint Committee on Clinical Practice Guidelines | Circulation

NewAmsterdam Pharma R&DDAY

Resulting in Continued Growth and Acceleration of Brand Use Source: Based on third party prescription data on file 1. All Lipid Lowering therapies: Statins, Ezetimibe and combinations; PCSK9 and BPA; 2. Non-Statins : Ezetimibe and combinations; PCSK9 and BPA; 3. Branded: PCSK9 and BPA; 4. Merative Marketscan Claims Linked with Lab Data, 2019 - 2022, 12 months continuous data for each patient (6 months LB and 6 months LF from 1st observed statin treatment) Growth of 3.7% in 2024, which is the equivalent of 9 million additional TRx’s over 2023 5 years of consecutive growth Non-statins growing at high double digits Branded agents growing even faster 17.2% Growth 20.2% Growth 2.4% Growth 3.7% Growth 26.0% Growth 31.9% Growth 72 million1 Adults in US diagnosed with hypercholesterolemia ~10 million Diagnosed patients not treated with statin or LLT ~30 million Not at goal  Over 40 million patients undertreated/ not treated Non-statin2 TRx Branded3 TRx Lipid lowering Therapy TRx1 Lipid lowering Therapy TRx4 2 3 4 1

Guidelines are Being Updated for More Aggressive Intervention

Guidance for very high-risk ASCVD patients:

2018 | 2019 | 2020 | 2021 | **2022** | 2023 | 2024 | **2025**

2018: LDL-C threshold of 70 mg/dL for the addition of nonstatin therapy among patients receiving maximally tolerated statin therapy[1]


CLINICAL PRACTICE GUIDELINE

2018 AHA/ACC/AACVPR/AAPA/ABC/ACPM/ADA/AGS/APhA/ASPC/NLA/PCNA Guideline on the Management of Blood Cholesterol

[1]Grundy/2019/pe296/ Fig 1

2022: LDL-C threshold of 55 mg/dL for the addition of nonstatin therapy among patients receiving maximally tolerated statin therapy[2]


EXPERT CONSENSUS DECISION PATHWAY

2022 ACC Expert Consensus Decision Pathway on the Role of Nonstatin Therapies for LDL-Cholesterol Lowering in the Management of Atherosclerotic Cardiovascular Disease Risk

[2]Llloyd-Jones/2022/p1385/ Fig 2A

2025: LDL-C threshold of 55 mg/dL for the addition of nonstatin therapy among hospitalized patients with ACS receiving maximally tolerated statin therapy *


Circulation

CLINICAL PRACTICE GUIDELINES

2025 ACC/AHA/ACEP/NAEMSP/SCAI Guideline for the Management of Patients With Acute Coronary Syndromes: A Report of the American College of Cardiology/American Heart Association Joint Committee on Clinical Practice Guidelines

[3]Sunil V. Rao, MD, FACC, FSCAI et al

AHA/ACC=American Heart Association/American College of Cardiology; ASCVD= atherosclerotic cardiovascular disease; LDL-C=low density lipoprotein-cholesterol

1. Grundy SM, et al. J Am Coll Cardiol. 2019;73(24):3168-3209.
2. Lloyd-Jones DM, et al. J Am Coll Cardiol. 2022;80(14):1366-1418
3. 2025 ACC/AHA/ACEP/NAEMSP/SCAI Guideline for the Management of Patients With Acute Coronary Syndromes: A Report of the American College of Cardiology/American Heart Association Joint Committee on Clinical Practice Guidelines | Circulation

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U.S. Regulators are Recognizing Unmet Need in LDL-C Lowering and Acting to Address It

Language in LLT labels has evolved in recent years, reducing access restrictions and setting the stage for expanded use for treatments beyond statins

	Indication / usage updates[1,2,3]	
	Previous:	**Updated:**
LEQVIO® (inclisiran) injection 284 mg/1.5 mL	"Adjunct to diet and **maximally tolerated statin therapy** for the treatment of adults with **HeFH or clinical ASCVD**, who require additional lowering of LDL-C. "	**"Adjunct to diet and statin therapy for the treatment of adults with primary hyperlipidemia**, including HeFH, to reduce LDL-C" *July 2023*
NEXLIZET (bempedoic acid/ezetimibe) 180mg/10mg tablets NEXLETOL® (bempedoic acid) 180mg tablets	"Adjunct to diet and **maximally tolerated statin therapy** for the treatment of adults with **HeFH or established ASCVD** who require additional lowering of LDL-C"	"As an adjunct to diet, in combination with other LDL-C lowering therapies, **or alone when concomitant (LDL-C) lowering therapy is not possible** to reduce LDL-C **in adults with primary hyperlipidemia**, including heterozygous familial hypercholesterolemia (HeFH)" *March 2024*

1. Integrated reviews, Nexletol and Nexlizet
2. Leqvio (inclisiran). Prescribing information. Novartis; 2024 and 2023.; Nexletol (bempedoic acid). Prescribing information. Esperion Therapeutics Inc; 2024 and 2023.
3. HeFH, ASCVD, LDL-C are fully spelled out in label

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Critical Factors Improving Branded Market Dynamics

ACCESS

Changes in payer reimbursement has seen significant increases in approval rates and decreases in rejection rates[1,2]

- 2015-2018 Repatha® approval rate: **54.1%[1]**
- 2022 Repatha® approval rate: **87.5%[1]**

PROMOTION

Increased product promotion and omnichannel brand marketing has enabled impactful awareness building and driven uptake

- Repatha® reinitiated DTC (branded/unbranded) in May 2024 with a run rate of **~$60M** per annum*
- **~300** customer facing roles in 2022 increased to **600+** by 1Q 2025*

PRESCRIBERS

Widening prescriber target beyond specialists is expanding base to reach more HCPs treating patients in need of new LLT interventions

- Repatha® PCP writer base grew **31%** adding almost **24,000** new PCP writers in the last 12 months

1.Circ Cardiovasc Qual Outcomes. 2024;17:e009988
2.. Based on third party prescription data on file
* Competitive intelligence – data on file

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… and Leading to Accelerated Growth 2024 worldwide revenue of $2.2 Billion US revenues of $1.1 Billion WW PCSK9 class is approaching $4 Billion Approx. 5 Years to 1MM Rx’s / Year Approx. 2 Years to 2MM Rx’s / Year Approx. 2 Years to 4MM Rx’s / Year 1 2 3 2X GROWTH Repatha® volume continues to double every 2 years Accelerating growth is evidence of the demand for additional options in the LLT space Source: Based on third party prescription data and competitive intelligence on file 2X GROWTH

Industry Agrees that the Outlook is Bullish

Merck[1]



Cardiovascular portfolio well positioned for growth into the next decade
CV Pipeline Potential[1]
>$10billion
in peak revenue approaching mid-2030s
MERCK

"Turning to ***MK-0616***[…] So you provide the same efficacy, similar efficacy to the injectables ***in a way that is simple…*** So again, ***significant patient population***[…]

But both innovations, ***both compounds*, we believe, have multibillion dollars***."

Chirfi Guindo - Merck & Co., Inc. - Senior VP & CMO for Merck Human Health

Astra Zeneca[2]



BioPharmaceuticals – potential best in class oral PCSK9 to address high unmet need in dyslipidaemia

*"We believe that **AZD0780** has the **potential to be a $5 billion-plus asset** and an important option for patients who urgently need novel approaches to improve their outcomes."*

Sharon Barr, EVP
Astra Zeneca - BioPharmaceuticals R&D

1. Merck & Co., Inc. Investor Event at ACC.23/WCC - Merck.com
2. Astrazeneca Q1 2025 Earnings Presentation Astrazeneca.com
* Sotatercept & MK0616

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Setting the Stage for Obicetrapib's Transformational Launch 1. Market Opportunity 3. HCP Preference 4. Commercial Launch 2. Differentiated Product

Obicetrapib Obicetrapib + Ezetimibe Evidence Supporting the Potential of Obicetrapib’s Portfolio is Grounded in Comprehensive, Outcomes-Driven Clinical Program BROADWAY TANDEM BROOKLYN PREVAIL* ROSE ROSE2 JAPAN PHASE 2 PHASE 3 TULIP REMBRANDT* VINCENT* 1 2 *In Progress & RUBENS*

Currently, Treatment of Hyperlipidemia is One-Dimensional ApoA, apolipoprotein A; ApoB, apolipoprotein B; HDL-C, high-density lipoprotein cholesterol; LDL-C, low-density lipoprotein cholesterol; LDL-P, low-density lipoprotein particle concentration; Lp(a), lipoprotein (a); NODM, new-onset diabetes mellitus; sdLDL-C, small dense low-density lipoprotein cholesterol. LDL-C ↓ Obicetrapib

Obicetrapib was observed to impact multiple factors associated with MACE, providing more comprehensive risk management across additional patient subpopulations The Future of Hyperlipidemia Treatment Goes Beyond LDL-C ApoE4 LDL-P ↓ Small LDL-P ↓ NODM ↓ HDL-C ↑ ApoA1 ↑ LDL-C ↓ Non-HDL-C ↓ ApoB ↓ sdLDL-C ↓ Lp(a) ↓ Obicetrapib Note: NODM = New onset diabetes mellitus

Small LDL-P Particle Concentration



LDL-P ↓
Small LDL-P ↓
LDL-C ↓
Non-HDL-C ↓
ApoB ↓
sdLDL-C ↓
ApoE4
Lp(a) ↓
HDL-C ↑
ApoA1 ↑
NODM ↓
LDL-C+
Obicetrapib

- Approximately **43 million** patients with hyperlipidemia exhibit elevated levels of **LDL-P of > 1300 nmol/L***
- Prevalence is **even higher** in individuals **with type 2 diabetes**^
- Presence of LDL-P is a **significant independent risk factor for coronary heart disease** (CHD), even when traditional lipid measures like LDL-C and triglycerides are within normal ranges^

* Source: Toth, Peter P. et al. *Atherosclerosis*. Volume 235, Issue 2, 585 - 591.
^Hoogeveen RC, Gaubatz JW, Sun W, Dodge RC, Crosby JR, Jiang J, Couper D, Virani SS, Kathiresan S, Boerwinkle E, Ballantyne CM. Small dense low-density lipoprotein-cholesterol concentrations predict risk for coronary heart disease: the Atherosclerosis Risk In Communities (ARIC) study. Arterioscler Thromb Vasc Biol. 2014 May;34(5):1069-77. doi: 10.1161/ATVBAHA.114.303284. Epub 2014 Feb 20. PMID: 24558110; PMCID: PMC3999643.

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Elevated Lp(a) Levels



LDL-P ↓
Small LDL-P ↓
LDL-C ↓
Non-HDL-C ↓
ApoB ↓
sdLDL-C ↓
ApoE4
Lp(a) ↓
HDL-C ↑
ApoA1 ↑
NODM ↓
LDL-C+
Obicetrapib

- In the US, close to **75 million** patients have an elevated Lp(a) score of **> 100-125 nmol/L**** ^^
- An estimated **14.3 million** of these patients also have hypercholesterolemia

Note: NODM = New onset diabetes mellitus

** Tsimikas et al. J Am Coll Cardiol. 2022; 80: 934-946
^^ Shapiro, M et al. Journal of Clinical Lipidology, Volume 19, Issue 1, 28 - 38

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NewAmsterdam Pharma R&DDAY

New-onset Diabetes Mellitus



LDL-P ↓
Small LDL-P ↓
LDL-C ↓
Non-HDL-C ↓
ApoB ↓
sdLDL-C ↓
ApoE4
Lp(a) ↓
HDL-C ↑
ApoA1 ↑
LDL-C+
Obicetrapib
NODM ↓

- **27.9 million** hyperlipidemia patients are estimated to have concomitant diabetes*
- In addition, there are an estimated **27.2 million**^ individuals with hyperlipidemia that are pre-diabetic

Note: NODM = New onset diabetes mellitus

* Ray K, et al. European Journal of Preventive Cardiology (2021) 28, 1279–1289.
^ Footnote: Prediabetes was defined as fasting plasma glucose values of 100 to 125 mg/dL or A1C values of 5.7% to 6.4%.
Reference: National Diabetes Statistics Report | Diabetes | CDC

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NewAmsterdam Pharma R&DDAY

ApoE4 Carriers



LDL-P ↓
Small LDL-P ↓
LDL-C ↓
Non-HDL-C ↓
ApoB ↓
sdLDL-C ↓
ApoE4
Lp(a) ↓
HDL-C ↑
ApoA1 ↑
LDL-C+
Obicetrapib
NODM ↓

- ApoE4 is the **strongest genetic risk factor** for late-onset AD[1-5]
- Approximately **20 million** patients with hyperlipidemia are at increased risk for AD
- Prevalence of ApoE4 in AD is up to **66%**[1-5]

Aβ, amyloid β; AD, Alzheimer's disease; Apo, apolipoprotein; CVD, cardiovascular disese; HDL-C, high density lipoprotein cholesterol; LDL-C, low density lipoprotein cholesterol; Lp(a), lipoprotein(a).
1. Abondio P et al. *Genes (Basel)*. 2019;10(3):222. 2. Feringa FM et al. *Front Aging Neurosci.* 2021;13:690372. 3. Hottman 2017. 4. Jeong W et al. *Mol Cells.* 2019;42(11):739-746. 5. Williams et al. BMC 2020.c

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No Other Asset Provides the Comprehensive Observed Benefits of Obicetrapib and Obi-Eze to Address Cardiometabolic Risk The bempedoic acid component of NEXLIZET is indicated: To reduce the risk of myocardial infarction and coronary revascularization in adults who are unable to take recommended statin therapy (including those not taking a statin) with: • established cardiovascular disease (CVD), or • a high risk for a CVD event but without established CVD. Competitive data on file CARD AND PCP TREATMENT PRIORITIES EZETIMIBE BEMPEDOIC ACID PCSK9i (injectable) ORAL PCSK9 OBICETRAPIB OBI-EZE* MACE at Launch • • • • • ≥ 30% LDL-C Reduction • • • • ApoA1 (≥ 30% increase) • • HDL-C (≥ 30% increase) • • Lp(a) • • • • ApoB • • • • • • Non-HDL • • • • • • LDL-P • • • • • • Small LDL-P >80% • • NODM • • Easy Dosing (Including Food Effect) • • • • • Oral Administration • • • • • Safe and Well-Tolerated • • • • • • & Product Profile Clinical Profile LDL-C+ Clinical Profile Simple, oral, once daily, low-dose Safety/Tolerability Profile Comparable to Placebo Obicetrapib & Obi-Eze

Setting the Stage for Obicetrapib's Transformational Launch 1. Market Opportunity 2. Differentiated Product 4. Commercial Launch 3. HCP Preference

What Are Customers Saying About Obicetrapib, Obi-Eze and MK-0616?

How likely are you to Rx **obicetrapib and obi-eze** in the first 6 months after they become available?



OBICETRAPIB
4%
5%
16%
26%
26%
21%
OBI-EZE
5%
4%
17%
27%
29%
17%
Definitely would not prescribe (1)
(2)
(3)
Potentially would prescribe (4)
(5)
(6)
Definitely would prescribe (7)

3 out of 4 HCP's

indicate a propensity to prescribe Obi & Obi-Eze within the first 6 months of availability

Magnolia March 2025 HCP Demand Study, N=252 HCP Quantitative Respondents.

Obicetrapib and obi-eze target product profile described as a once daily tablet for a small molecule CETP inhibitor (or CETP + Ezetimibe for FDC) taken with or without food; with safety and efficacy profile reflecting BROADWAY, TANDEM and BROOKLYN Phase 3 results (including LDL-C, ApoB, Non-HDL-C, HDL-C, Lp(a), 4-point MACE).

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NewAmsterdam Pharma R&DDAY

Obicetrapib and Obi-Eze Perform Statistically Better then MK-0616 on Several Key Attributes



Product Attribute Performance
(Average 1-7 Performance Rating)
Product X (Obi)
Product Y (Obi/EZE)
Product Z (MK-0616)
Importance
Average 1-7 Performance Rating
7
6
5
4
1
Obi-Eze portfolio is seen as on par with MK-0616 in terms of LDL-C
2
Obi-Eze is seen as more affordable to MK-0616 – highlighting negative halo of early PCSK9 access challenges
3
Obi & Obi-Eze have an advantage in terms of dosing and schedule
4
Obi & Obi-Eze are seen as appropriate for all patients over MK-0616
5.7X
5.6X
5.3
4.5z
4.4
4.2
5.3
5.3
5.2
5.7Z
5.6Z
5.2
5.7Z
5.7Z
5.0
5.5
5.4
5.4
4.9
5.0x
4.8
5.3
5.4
5.3
5.1X
5.1x
4.9
5.3z
5.3z
5.1
LDL-C reduction
Affordable
Cardiovascular (CV) death risk reduction
Has a dosing schedule patients will accept
Ease of dosing (e.g., dosing frequency, limited pill burden, effect of food, etc.)
Lack of muscle related side effects
Lack of long-term safety concerns based on clinical data
Side effect profile similar to placebo
Able to translate LDL and ApoB data to clinical outcomes
Appropriate for all patients

Magnolia March 2025 HCP Demand Study, N=252 HCP Quantitative Respondents. MK-0616 target product profile described as an oral PCSK-9 inhibitor taken after 8 hours of fasting prior to and 30 minutes after taking. MK-0616 product profiles base safety and efficacy profile reflecting publicly available Phase 2 data as of January 2025 (including LDL-C, ApoB, Non-HDL-C, HDL-C, Lp(a), 4-point MACE).

Please indicate how well [Product X, Y, Z] performs on each of the following product attributes listed below. 1 indicates that the product “Performs very poorly”, 4 indicates that the product “Performs moderately well” and 7 indicates that the product “Performs extremely well”.

Lower case letters note significant difference between products at 90 CI; upper case letters denote significant difference at 95 CI.

*Ordered by descending product attribute importance.

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NewAmsterdam Pharma R&DDAY

Attributes that May Not Rank Highly in Today's Market Will be Considered Key Components of Differentiation in Tomorrow's Market



Product Attribute Performance
(Average 1-7 Performance Rating)
Product X (Obi)
Product Y (Obi/EZE)
Product Z (MK-0616)
Importance
Average 1-7 Performance Rating
7
6
5
4
5.8Z
5.8Z
5.5
4.5
4.7Z
4.4
5.0
5.0
4.9
5.3Z
5.2z
5.0
5.3
5.3
5.2
5.2
5.1
5.1
5.2
5.3
5.1
5.5XY
5.3
5.3
5.5Z
5.6Z
4.4
Route of administration
Reduced progression to Type 2 Diabetes
Safety data on patient blood pressure levels
Reduction of Lp(a)
MACE reduction
ApoB reduction
Non-HDL reduction
Mechanism of Action (MOA)
HDL-C increase

1 MOA is the only attribute in which MK-0616 scores higher than Obi & Obi-Eze with statistical significance, due to familiarity with PCSK9i's

2 While the "HDL-C" attribute is not considered as important as others, Obi & Obi-Eze score significantly higher than the competition

Magnolia March 2025 HCP Demand Study, N=252 HCP Quantitative Respondents. Target product profiles summarized on previous slides.

Please indicate how well [Product X, Y, Z] performs on each of the following product attributes listed below. 1 indicates that the product "Performs very poorly", 4 indicates that the product "Performs moderately well" and 7 indicates that the product "Performs extremely well"

Lower case letters note significant difference between products at 90 CI; upper case letters denote significant difference at 95 CI.

*Ordered by descending product attribute importance

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NewAmsterdam Pharma R&DDAY

With a Differentiated LDL-C+ Profile, Obicetrapib is Positioned to Become the First Choice Add-on Therapy to Statins Statins 1 Why? Ezetimibe Or Nexletol/ Nexlizet Or PCSK9 3 Standard of care Oral Generic – payer requirement The Patient Journey Not at LDL-C goal Not at LDL-C goal Obicetrapib and Obi-Eze 2 ALL IN ONE: LDL-C+ efficacy Safe and well-tolerated in Phase 3 trials Oral Balancing: Incremental efficacy, safety and route of administration

Setting the Stage for Obicetrapib's Transformational Launch 1. Market Opportunity 2. Differentiated Product 3. HCP Preference 4. Commercial Launch

Demand Studies Support Obicetrapib and Obi-Eze as a Preferred Add-on LLT Over MK-0616 and AZD0780 70% 1x Demand MK-0616 1.3x AZD0780 1.7x Obicetrapib Franchise Magnolia March 2025 HCP Demand Study, US: N=252 HCP Quantitative Respondents. AZD0780 target product profile described as an oral PCSK-9 inhibitor taken with or without food and based on safety and efficacy profile reflecting publicly available Phase 2 data as of January 2025 (including LDL-C, ApoB, Non-HDL-C, HDL-C, Lp(a), 4-point MACE). See previous slides for target product profiles for Obicetrapib, Obi-Eze and MK-0616. more demand for the Obicetrapib franchise

Preferential Demand for Obicetrapib Franchise Across Global Markets Preference transcends diverse cultures, treatment preferences and healthcare systems Demand 1x MK-0616 1.3x AZD0780 1.7x Obicetrapib Franchise Source: Magnolia March 2025 HCP Demand Study, US: N=252 HCP Quantitative Respondents; Japan & China: N=120 HCP Quantitative Respondents In Each Market (240 Total). See previous slides for target product profiles. 1x MK-0616 1.8x AZD0780 2.8x Obicetrapib Franchise 1x MK-0616 1.8x AZD0780 2.6x Obicetrapib Franchise

Obicetrapib’s Blockbuster Potential 2 3 1 Market Opportunity Large market with significant unmet need, recognized to be a multi-billion-dollar opportunity by potential new entrants HCP Preference Surveyed HCP’s strongly prefer Obicetrapib and Obi-Eze over competitive product profiles(1) Differentiated Product Unique clinical profile with potential to redefine efficacy as LDL-C+ (added benefit of LDL-P, Lp(a), NOD, ApoE4) Source: (1) Magnolia March 2025 HCP Demand Study, US: N=252 HCP Quantitative Respondents

Obicetrapib’s Blockbuster Potential $8 Billion+ potential worldwide market opportunity 2 3 1 Market Opportunity Large market with significant unmet need, recognized to be a multi-billion-dollar opportunity by potential new entrants HCP Preference Surveyed HCP’s strongly prefer Obicetrapib and Obi-Eze over competitive product profiles (1) Differentiated Product Unique clinical profile with potential to redefine efficacy as LDL+ (added benefit of LDL-P, Lp(a), NOD, ApoE4) (1) Magnolia March 2025 HCP Demand Study, US: N=252 HCP Quantitative Respondents

Access Not Expected to be a Barrier to Success

Primary & Secondary Payer Research

- 3 US Payer Advisory Boards
- >40 Direct Payer Engagement Discussions
- 2023 Payer & Office Manager Research
- Secondary Analytics including payer coverage policies

1. "Control" of branded LLT space has led to broad coverage of PCSK9s and BA (Commercial/ PartD)
2. Evidence suggests plans have also reduced PA restrictions on branded LLTs
3. Obicetrapib is anticipated to establish a new class of LLT medications (CETPi)
4. Incremental value lies in differentiated data beyond LDL-C (LDL-P, Lp(a), new onset diabetes, ApoE4)
5. Payor feedback consistently reinforces broad access (Commercial and Medicare Part D) based on Product TPP

* 3 US Payor Advisory Boards held April14, 2023, September 22, 2023, April 12, 2024
Solstice Health Communications - Primary Research - 20 Plan MD and Pharm D; Initiated October 25, 2023
Solstice Health Communications - Primary Research - 16 Office (PCP & Cardiology) managers; Initiated December 13, 2023

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The Stage is Set for Obicetrapib’s Transformational Launch Market opportunity continues to expand in a receptive environment Differentiated product provides meaningful benefit beyond LDL-C HCP preference strongly favors obicetrapib franchise in surveyed HCPs (1) Commercial launch aims to revolutionize LLT with LDL-C+ profile The Obicetrapib and Obi/Eze launch aims to surpass current branded LLT growth trends with enhanced demand in a receptive and dynamic market Rx Volume Current Branded growth trend A Anticipated obicetrapib accelerated launch curve vs. prior branded products B Time Graphic and launch curves are for illustrative purposes only Source: (1) Magnolia March 2025 HCP Demand Study, US: N=252 HCP Quantitative Respondents

PATIENT AGE: 59 SEX: Female MEDICAL HISTORY: High LDL-C, High Lp(a), Elevated CAC score, Adopted, unknown family history MEDICATIONS: statin LIFESTYLE: Working professional, moderately active OCCUPATION: CFO OUR END GAME Lives Changed by Obicetrapib “Having heart disease weighs on me every day. I feel like I am a walking time bomb, waiting for it to be my turn to have a heart attack or stroke. I’ve worked so hard to take care of myself, but I still have markers that put me at high risk. I’m so grateful to have a cardiologist helping me take control, but I’m always thinking – is it enough?” Kari B. Doing Everything Right, Still Living in Fear

Closing

The Future of Hyperlipidemia Treatment Goes Beyond LDL-C



HDL-C ↑
ApoA1 ↑
ApoE4
LDL-P ↓
Small LDL-P ↓
LDL-C ↓
Non-HDL-C ↓
ApoB ↓
sdLDL-C ↓
Lp(a) ↓
NODM ↓
LDL-C+
Obicetrapib

Note: NODM = New onset diabetes mellitus

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The NewAmsterdam Value Proposition Clinical Expertise: Data driven clinical development increases probability of success Unmet Need: Significant need for a potent, convenient, well-tolerated low-dose oral therapy Strong Balance Sheet: Cash sufficient to fund ongoing trials and support US commercial launch Experienced Leadership and Team: Expanding team comprised of cardiometabolic and biotechnology industry executives KOL Support: Physician community aware of unmet need and eager to leverage obicetrapib's differentiated profile to achieve desired clinical benefit, if approved Commercial Excellence: Track record of blockbuster launch success and innovative go-to-market model Differentiated Target Product Profile: Phase 2 data demonstrates obicetrapib’s potential impact on multiple CVD risk factors CMC Expertise and Manufacturing Capacity: Preparing to meet anticipated demand for obicetrapib and FDC, creating redundancy, expanding capacity and building inventory

Our Mission is Clear and Simple At NewAmsterdam Pharma, we are advancing a new era of life-saving treatment for cardiovascular disease and other lipid-related conditions. By prioritizing patients with high unmet needs and those who are underserved by current therapies, we are working toward a reality where cardiovascular disease is no longer the #1 killer of people worldwide.

Q&A

Thank You